Net trading income (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure of trading income (expense) [Abstract]
Disclosure of Detailed Information about Net Trading Income (Expense)

	2024 £m	2023 £m	2022 £m
Net gains (losses) on financial assets and liabilities at fair value through profit or loss:
Net gains (losses) on financial instruments held for trading[1]	416	295	(24)
Net gains on other financial instruments mandatorily held at fair value through profit or loss	83	64	10
Net losses on financial liabilities designated at fair value through profit or loss	(335)	(342)	(153)
	164	17	(167)
Foreign exchange and other	433	367	347
Net trading income	597	384	180
1Includes hedge ineffectiveness in respect of fair value hedges (2024: loss of £78 million; 2023: loss of £264 million; 2022: loss of £21 million) and cash flow hedges (2024: loss of
£56 million; 2023: gain of £17 million; 2022: loss of £6 million).